EXHIBIT 24


                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Scott & Stringfellow Financial, Inc., a Virginia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on August 25, 1998.


                       SIGNATURE                                          TITLE
------------------------------------------------------  ----------------------------------------
       /s/   JOHN A. ALLISON IV                       Chairman of the Board and Chief
       ----------------------------------                Executive Officer (principal executive
             JOHN A. ALLISON IV                          officer)

       /s/   SCOTT E. REED                            Senior Executive Vice President and
       ----------------------------------                Chief Executive Officer (principal
             SCOTT E. REED                               financial officer)

       /s/   SHERRY A. KELLETT                        Executive Vice President and Controller
       ----------------------------------                (principal accounting officer)
             SHERRY A. KELLETT

       /s/   PAUL B. BARRINGER                        Director
       ----------------------------------
             PAUL B. BARRINGER

       /s/   ALFRED E. CLEVELAND                      Director
       ----------------------------------
             ALFRED E. CLEVELAND

       /s/   W.R. CUTHBERTSON, JR.                    Director
       ----------------------------------
             W.R. CUTHBERTSON, JR.

       /s/   RONALD E. DEAL                           Director
       ----------------------------------
             RONALD E. DEAL

       /s/   A.J. DOOLEY, SR.                         Director
       ----------------------------------
             A.J. DOOLEY, SR.

                                                      Director
       ----------------------------------
             TOM D. EFIRD

       /s/   PAUL S. GOLDSMITH                        Director
       ----------------------------------
             PAUL S. GOLDSMITH

       /s/   L. VINCENT HACKLEY                       Director
       ----------------------------------
             L. VINCENT HACKLEY

                          SIGNATURE                             TITLE
------------------------------------------------------------  ---------
       /s/   JANE P. HELM                             Director
       ----------------------------------
             JANE P. HELM

       /s/   RICHARD JANEWAY, M.D.                    Director
       ----------------------------------
             RICHARD JANEWAY, M.D.

       /s/   J. ERNEST LATHEM, M.D.                   Director                              .
       ----------------------------------
             J. ERNEST LATHEM, M.D.

       /s/   JAMES H. MAYNARD                         Director
       ----------------------------------
             JAMES H. MAYNARD

       /s/   JOSEPH A. MCALEER, JR.                   Director                             .
       ----------------------------------
             JOSEPH A. MCALEER, JR.

       /s/   ALBERT O. MCCAULEY                       Director
       ----------------------------------
             ALBERT O. MCCAULEY

       /s/   RICHARD L. PLAYER, JR.                   Director                             .
       ----------------------------------
             RICHARD L. PLAYER, JR.

       /s/   C. EDWARD PLEASANTS, JR.                 Director
       ----------------------------------
             C. EDWARD PLEASANTS, JR.

       /s/   NIDO R. QUBEIN                           Director
       ----------------------------------
             NIDO R. QUBEIN

       /s/   E. RHONE SASSER                          Director
       ----------------------------------
             E. RHONE SASSER

       /s/   JACK E. SHAW                             Director
       ----------------------------------
             JACK E. SHAW

       /s/   HAROLD B. WELLS                          Director
       ----------------------------------
             HAROLD B. WELLS